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                                                                   Exhibit 10(a)


                              CLEVELAND-CLIFFS INC
                              --------------------

                             VOLUNTARY NON-QUALIFIED
                           DEFERRED COMPENSATION PLAN
                  (AMENDED AND RESTATED AS OF JANUARY 1, 2000)
                  --------------------------------------------

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                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----


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ARTICLE I PURPOSE ...............................................................................................1
         1.1      Statement of Purpose; Effective Date...........................................................1


ARTICLE II DEFINITIONS...........................................................................................1
         2.1      Account........................................................................................1
         2.2      Base Salary....................................................................................2
         2.3      Beneficiary....................................................................................2
         2.4      Board..........................................................................................2
         2.5      Bonus..........................................................................................2
         2.6      Cash Award.....................................................................................2
         2.7      Cash Dividend Benefit..........................................................................2
         2.8      Change in Control..............................................................................2
         2.9      Code...........................................................................................3
         2.10     Committee......................................................................................4
         2.11     Company........................................................................................4
         2.12     Compensation...................................................................................4
         2.13     Declared Rate..................................................................................4
         2.14     Deferral Account...............................................................................4
         2.15     Deferral Benefit...............................................................................4
         2.16     Deferred Share Award Account...................................................................4
         2.17     Deferred Share Award Benefit...................................................................4
         2.18     Determination Date.............................................................................4
         2.19     Eligible Employee..............................................................................5
         2.20     Emergency Benefit..............................................................................5
         2.21     Employer.......................................................................................5
         2.22     Employment Agreement...........................................................................5
         2.23     Employment Agreement Contribution..............................................................5
         2.24     Fair Market Value..............................................................................5
         2.25     Matching Account...............................................................................5
         2.26     Matching Amount................................................................................5
         2.27     Matching Percentage............................................................................5
         2.28     1992 Incentive Equity Plan.....................................................................6
         2.29     Participant....................................................................................6
         2.30     Participation Agreement........................................................................6
         2.31     Plan...........................................................................................6
         2.32     Plan Year......................................................................................6
         2.33     Savings Plan...................................................................................6
         2.34     Selected Affiliate.............................................................................6
         2.35     Share..........................................................................................6
         2.36     Share Award....................................................................................7
         2.37     Subsidiary.....................................................................................7

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

         2.38     Unit...........................................................................................7


ARTICLE III ELIGIBILITY AND PARTICIPATION........................................................................7
         3.1      Eligibility....................................................................................7
         3.2      Participation..................................................................................7
         3.3      Termination of Participation...................................................................8
         3.4      Ineligible Participant.........................................................................8


ARTICLE IV DEFERRAL OF COMPENSATION, CASH AWARDS AND SHARE AWARDS................................................8
         4.1      Deferral of Compensation.......................................................................8
         4.2      Matching Amounts...............................................................................9
         4.3      Deferral of Cash Awards........................................................................9
         4.4      Crediting Deferred Compensation, Matching Amounts, Cash Awards and Employment Agreement
                  Contributions..................................................................................9
         4.5      Deferral of Share Awards.......................................................................9
         4.6      Crediting of Deferred Share Awards............................................................10


ARTICLE V BENEFIT ACCOUNTS......................................................................................10
         5.1      Investment of Deferral and Matching Accounts..................................................10
         5.2      Determination of Account......................................................................10
         5.3      Crediting of Interest.........................................................................11
         5.4      Determination of Deferred Share Award Account.................................................11
         5.5      Crediting of Dividend Equivalents.............................................................11
         5.6      Statements....................................................................................11
         5.7      Vesting of Account............................................................................11


ARTICLE VI PAYMENT OF BENEFITS..................................................................................12
         6.1      Payment of Deferral Benefit on Termination of Service or Death................................12
         6.2      Payment of Deferred Share Award Benefit on Termination of Service or Death....................12
         6.3      Emergency Benefit.............................................................................12
         6.4      In-Service Distribution.......................................................................13
         6.5      Form of Payment...............................................................................14
         6.6      Commencement of Payments......................................................................15
         6.7      Special Distributions.........................................................................15
         6.8      Small Benefit.................................................................................15
         6.9      Change in Control Distribution................................................................15


ARTICLE VII BENEFICIARY DESIGNATION.............................................................................16
         7.1      Beneficiary Designation.......................................................................16
         7.2      Amendments....................................................................................16
         7.3      No Designation................................................................................16
         7.4      Effect of Payment.............................................................................16


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

ARTICLE VIII ADMINISTRATION.....................................................................................16
         8.1      Committee.....................................................................................16
         8.2      Agents........................................................................................16
         8.3      Binding Effect of Decisions...................................................................17
         8.4      Indemnity of Committee........................................................................17


ARTICLE IX AMENDMENT AND TERMINATION OF PLAN....................................................................17
         9.1      Amendment.....................................................................................17
         9.2      Termination...................................................................................17


ARTICLE X MISCELLANEOUS.........................................................................................18
         10.1     Funding.......................................................................................18
         10.2     Nonassignability..............................................................................18
         10.3     Legal Fees and Expenses.......................................................................19
         10.4     Withholding Taxes.............................................................................19
         10.5     Captions......................................................................................19
         10.6     Governing Law.................................................................................19
         10.7     Successors....................................................................................20
         10.8     Right to Continued Service....................................................................20
         10.9     Prior Plan Provisions.........................................................................20


ANNEX A           ...............................................................................................1


ARTICLE I ESTABLISHMENT..........................................................................................1
   A 1.1          Establishment..................................................................................1
   A 1.2          Term of MSAP...................................................................................1


ARTICLE II DEFINITIONS...........................................................................................1
   A 2.1          Special Definitions Applicable to the MSAP.....................................................1


ARTICLE III PARTICIPATION........................................................................................2
   A 3.1          Participation..................................................................................2
   A 3.2          Duration of Participation......................................................................2


ARTICLE IV DEFERRALS AND VOLUNTARY AMOUNTS.......................................................................2
   A 4.1          Amount of Deferral.............................................................................2
   A 4.2          Automatic Deferrals............................................................................3


ARTICLE V MATCHING CONTRIBUTIONS.................................................................................3
   A 5.1          Matching Contributions.........................................................................3


ARTICLE VI PARTICIPANT ACCOUNTS..................................................................................3
   A 6.1          Establishment of Accounts......................................................................3
   A 6.2          Crediting of Deferral Commitments and Matching Contributions...................................3

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

   A 6.3          Determination of Accounts.......................................................................4
   A 6.4          Adjustments to Accounts.........................................................................4
   A 6.5          Statement of Accounts...........................................................................5
   A 6.6          Vesting of Accounts.............................................................................5
   A 6.7          Special Rule for Valuation of Deferred Share Account............................................6


ARTICLE VII DISTRIBUTIONS.........................................................................................6
   A 7.1          Distribution of Account.........................................................................6
   A 7.2          In-Service Distribution.........................................................................6
   A 7.3          Form of Distribution............................................................................6
   A 7.4          Special Distributions...........................................................................7
   A 7.5          Facility of Payment.............................................................................8
   A 7.6          Emergency Benefit...............................................................................8
   A 7.7          Payment of Small Accounts.......................................................................8


ANNEX B           ................................................................................................1


ARTICLE I ESTABLISHMENT...........................................................................................1
      B 1.1       Establishment...................................................................................1
      B 1.2       Term of OSAP....................................................................................1


ARTICLE II DEFINITIONS............................................................................................1
      B 2.1       Special Definitions Applicable to the OSAP......................................................1


ARTICLE III PARTICIPATION.........................................................................................2
      B 3.1       Participation...................................................................................2
      B 3.2       Duration of Participation.......................................................................2


ARTICLE IV VOLUNTARY INVESTMENT OF DEFERRAL ACCOUNTS..............................................................2
      B 4.1       Amount of Investment............................................................................2


ARTICLE V MATCHING CONTRIBUTIONS..................................................................................3
      B 5.1       Matching Contributions..........................................................................3


ARTICLE VI PARTICIPANT ACCOUNTS...................................................................................3
      B 6.1       Establishment of Accounts.......................................................................3
      B 6.2       Crediting of Deferral Commitments and Matching Contributions....................................3
      B 6.3       Determination of Accounts.......................................................................4
      B 6.4       Adjustments to Accounts.........................................................................4
      B 6.5       Statement of Accounts...........................................................................4
      B 6.6       Vesting of Accounts.............................................................................5
      B 6.7       Special Rule for Valuation of Deferred Share Account............................................5


ARTICLE VII DISTRIBUTIONS.........................................................................................6

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

      B 7.1       Distribution of Account.........................................................................6
      B 7.2       In-Service Distribution.........................................................................6
      B 7.3       Form of Distribution............................................................................6
      B 7.4       Special Distributions...........................................................................7
      B 7.5       Facility of Payment.............................................................................7
      B 7.6       Emergency Benefit...............................................................................8
      B 7.7       Payment of Small Accounts.......................................................................8

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                              CLEVELAND-CLIFFS INC
                              --------------------

                             VOLUNTARY NON-QUALIFIED
                           DEFERRED COMPENSATION PLAN
                  (AMENDED AND RESTATED AS OF JANUARY 1, 2000)
                  --------------------------------------------

                                    ARTICLE I
                                    ---------

                                     PURPOSE
                                     -------

                  1.1 STATEMENT OF PURPOSE; EFFECTIVE DATE. This is the Cleveland-Cliffs Inc Voluntary Non-Qualified Deferred Compensation Plan (the "Plan") made in the form of this Plan and in related agreements between an Employer and certain management and highly compensated employees. The purpose of the Plan is to provide management and highly compensated employees of the Employers with the option to defer the receipt of a portion of their regular compensation, bonuses or performance shares payable for services rendered to the Employer. In addition, the Plan contains as Annex A a Management Share Acquisition Program (the "MSAP"), the purpose of which is to provide designated management employees with the opportunity to make deferred purchases of shares of the Company's common stock through deferral of their bonuses. In order to encourage participation in the MSAP, the Company will provide matching grants for such deferrals. The MSAP shall be subject to the special terms and conditions specified in Annex A. The Plan further contains as Annex B an Officer Share Acquisition Program (the "OSAP"), the purpose of which is to provide elected officers of the Company with the opportunity to make deferred purchases of shares of the Company's common stock through investment of all or a portion of their Deferral Accounts under the Plan. In order to encourage participation in the OSAP, the Company will provide matching grants for such elections. The OSAP shall be subject to the special terms and conditions specified in Annex B. It is intended that the Plan will assist in attracting and retaining qualified individuals to serve as officers and key managers of the Employers. The Plan, originally effective as of June 1, 1989, as amended, is amended and restated as of January 1, 2000.

                                   ARTICLE II
                                   ----------

                                   DEFINITIONS
                                   -----------

         When used in this Plan and initially capitalized, except as may otherwise be provided in the MSAP and the OSAP, the following words and phrases shall have the meanings indicated:

                  2.1 ACCOUNT. "Account" means the sum of a Participant's Deferral Account and Matching Account under the Plan.

                  2.2 BASE SALARY. "Base Salary" means a Participant's base earnings paid by an Employer to a Participant without regard to any increases or decreases in base earnings as a result of an election to defer base earnings under this Plan, or an election between benefits or cash provided under a plan of an Employer maintained pursuant to Section 125 or 401(k) of the Code.

                  2.3 BENEFICIARY. "Beneficiary" means the person or persons designated or deemed to be designated by the Participant pursuant to Article VII of the Plan and of Annex A and Annex B to receive benefits payable under the Plan in the event of the Participant's death.

                  2.4 BOARD. "Board" means the Board of Directors of the Company.

                  2.5 BONUS. "Bonus" means a Participant's annual bonus paid by an Employer to a Participant under the Cleveland-Cliffs Inc Management Performance Incentive Plan or Mine Performance Bonus Plan without regard to any decreases as a result of an election to defer all or any portion of a bonus under this Plan, or an election between benefits or cash provided under a plan of an Employer maintained pursuant to Section 401(k) of the Code.

                  2.6 CASH AWARD. "Cash Award" means any compensation payable in cash to an Eligible Employee for his or her services to the Company or a Selected Affiliate pursuant to the Company's 1992 Incentive Equity Plan.

                  2.7 CASH DIVIDEND BENEFIT. "Cash Dividend Benefit" means an in-service distribution described in Section 6.4(c).

                  2.8 CHANGE IN CONTROL. "Change in Control" means the occurrence of any of the following events:

                  (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors ("Voting Stock"); provided, however, that for purposes of this Section 2.8(i), the following acquisitions shall not constitute a Change in Control: (A) any issuance of Voting Stock of the Company directly from the Company that is approved by the Incumbent Board (as defined in Section 2.8(ii), below), (B) any acquisition by the Company of Voting Stock of the Company, (C) any acquisition of Voting Stock of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (D) any acquisition of Voting Stock of the Company by any Person pursuant to a Business Combination (as defined in Section 2.8(iii) below) that complies with clauses (A), (B) and (C) of Section 2.8(iii), below; or

                  (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be deemed to have been a member of the Incumbent Board, but excluding, for this


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         purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (iii) consummation of a reorganization, merger or consolidation involving the Company, a sale or other disposition of all or substantially all of the assets of the Company, or any other transaction involving the Company (each, a "Business Combination"), unless, in each case, immediately following such Business Combination,
         (A) all or substantially all of the individuals and entities who were the beneficial owners of Voting Stock of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 55% of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such Business Combination, of the Voting Stock of the Company, (B) no Person (other than the Company, such entity resulting from such Business Combination, or any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination, and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

                  (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that complies with clauses (A), (B) and (C) of
         Section 2.8(iii).

                  2.9 CODE. "Code" means the Internal Revenue Code of 1986, as amended.

                  2.10 COMMITTEE. "Committee" has the meaning set forth in
Section 8.1.

                  2.11 COMPANY. "Company" means Cleveland-Cliffs Inc and any successor thereto.

                  2.12 COMPENSATION. "Compensation" means the Base Salary and Bonus payable with respect to an Eligible Employee for each calendar year.

                  2.13 DECLARED RATE. "Declared Rate" for any period means the Moody's Corporate Average Bond Yield, as adjusted on the first business day of each January, April, July and October.

                  2.14 DEFERRAL ACCOUNT. "Deferral Account" means the account maintained on the books of the Employer pursuant to Article V for the purpose of accounting for (i) the amount of Compensation that a Participant elects to defer under the Plan, (ii) the portion of a Cash


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Award that a Participant elects to defer in cash under the Plan, and (iii) an
Employment Agreement Contribution (if any) made on behalf of a Participant.

                  2.15 DEFERRAL BENEFIT. "Deferral Benefit" means the benefit payable to a Participant or his or her Beneficiary pursuant to Article VI and based on such Participant's Account.

                  2.16 DEFERRED SHARE AWARD ACCOUNT. "Deferred Share Award Account" means the account maintained on the books of the Employer for a Participant pursuant to Article V.

                  2.17 DEFERRED SHARE AWARD BENEFIT. "Deferred Share Award Benefit" means the benefits payable in Shares to a Participant or his or her Beneficiary pursuant to Article V and based on such Participant's Deferred Share Award Account.

                  2.18 DETERMINATION DATE. "Determination Date" means a date on which the amount of a Participant's Account is determined as provided in Article
V. The last business day of each month and any other date selected by the Committee shall be a Determination Date.

                  2.19 ELIGIBLE EMPLOYEE. "Eligible Employee" means a senior corporate officer of the Company or a full-time salaried employee of an Employer who has a Management Performance Incentive Plan or Mine Performance Plan Salary Grade EX-28 or above.

                  2.20 EMERGENCY BENEFIT. "Emergency Benefit" has the meaning set forth in Section 6.3.

                  2.21 EMPLOYER. "Employer" means, with respect to the Participant, the Company or the Selected Affiliate which pays such Participant's Compensation.

                  2.22 EMPLOYMENT AGREEMENT. "Employment Agreement" means a written agreement between an Employer and an Eligible Employee that provides for the deferral of compensation, and that may also provide for vesting, the crediting of earnings and other terms and conditions with respect to such deferred compensation.

                  2.23 EMPLOYMENT AGREEMENT CONTRIBUTION. "Employment Agreement Contribution" means any amount contributed to the Plan by an Employer pursuant to an Employment Agreement.

                  2.24 FAIR MARKET VALUE. "Fair Market Value" means the average of the highest and lowest sales prices of a Share on the specified date (or, if no Share was traded on such date, on the next preceding date on which it was traded) as reported in The Wall Street Journal.

                  2.25 MATCHING ACCOUNT. "Matching Account" means the account maintained on the books of an Employer pursuant to Article V for the purpose of accounting for the Matching Amount for each Participant.

                  2.26 MATCHING AMOUNT. "Matching Amount" means the amount credited to a Participant's Matching Account under Section 4.2.


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                  2.27 MATCHING PERCENTAGE. "Matching Percentage" means the
matching contribution percentage in effect for a specific Plan Year under the Savings Plan.

                  2.28 1992 INCENTIVE EQUITY PLAN. "1992 Incentive Equity Plan" means the Company's 1992 Incentive Equity Plan (as Amended and Restated as of May 13, 1997), as amended.

                  2.29 PARTICIPANT. "Participant" means any Eligible Employee who elects to participate by filing a Participation Agreement as provided in
Section 3.2, in Annex A or in Annex B.

                  2.30 PARTICIPATION AGREEMENT. "Participation Agreement" means the agreement filed by a Participant, in the form prescribed by the Committee, pursuant to Section 3.2, Annex A or Annex B.

                  2.31 PLAN. "Plan" means the Cleveland-Cliffs Inc Voluntary Non-Qualified Deferred Compensation Plan, as amended and restated as of January 1, 2000, as amended from time to time. The Plan includes Annex A and Annex B.

                  2.32 PLAN YEAR. "Plan Year" means a twelve-month period commencing January 1 and ending the following December 31.

                  2.33 SAVINGS PLAN. "Savings Plan" means, with respect to a Participant, one or more of the Cliffs and Associated Employers Salaried Employees Supplemental Retirement Savings Plan and the Northshore Mining Company and Silver Bay Power Company Retirement Savings Plan for which he or she is eligible to contribute.

                  2.34 SELECTED AFFILIATE. "Selected Affiliate" means (1) any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the chain owns or controls, directly or indirectly, stock possessing not less than 50 per cent of the total combined voting power of all classes of stock in one of the other corporations, or (2) any partnership or joint venture in which one or more of such corporations is a partner or venturer, each of which shall be selected by the Committee.

                  2.35 SHARE. "Share" means a share of common stock of the Company.

                  2.36 SHARE AWARD. "Share Award" means any compensation payable in Shares to an Eligible Employee for his or her services to the Company or a Selected Affiliate pursuant to the Company's 1992 Incentive Equity Plan.

                  2.37 SUBSIDIARY. "Subsidiary" means an entity in which the Company directly or indirectly beneficially owns 50% or more of the outstanding securities entitled to vote generally in the election of directors.

                  2.38 UNIT. "Unit" means an accounting unit equal in value to one (1) Share. The number of Units included in any Deferred Share Award Account shall be adjusted as appropriate to reflect any stock dividend, stock split, recapitalization, merger, spinoff or other similar event affecting Shares.


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

                                  ARTICLE III
                                  -----------

                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

                  3.1 ELIGIBILITY. Eligibility to participate in the Plan for any Plan Year with respect to deferral of Compensation is limited to those Eligible Employees who have elected to make the maximum elective contributions permitted them under the terms of the Savings Plan for such Plan Year. Any Eligible Employee is eligible to participate in the Plan for any Plan Year with respect to deferral of a Cash Award and/or a Share Award.

                  3.2 PARTICIPATION. Participation in the Plan shall be limited to Eligible Employees who elect to participate in the Plan by filing a Participation Agreement with the Committee, or on whose behalf an Employment Agreement Contribution is made to the Plan by an Employer. A properly completed and executed Participation Agreement shall be filed on or prior to the December 31 immediately preceding the Plan Year in which the Participant's participation in the Plan will commence. The election to participate shall be effective on the first day of the Plan Year following receipt by the Committee of the Participation Agreement. In the event that an Eligible Employee first becomes eligible to participate in the Plan or first commences employment during the course of a Plan Year, a Participation Agreement shall be filed with the Committee not later than 30 days following his or her eligibility date or date of employment. Each Participation Agreement for the Plan and the MSAP shall be effective only with regard to (i) Compensation, and, with respect to the MSAP, Bonus earned and payable following the later of the effective date of the Participation Agreement or the date the Participation Agreement is filed with the Committee, and (ii) a Cash Award and/or a Share Award the payment of which, if subsequently earned, is not earlier than the beginning of the second Plan Year following the date the Participation Agreement is filed with the Committee.

                  3.3 TERMINATION OF PARTICIPATION. A Participant may elect to terminate his or her participation in the Plan by filing a written notice thereof with the Committee. The termination shall be effective at any time specified by the Participant in the notice but (i) with respect to deferral of Compensation, and, with respect to the MSAP, Bonus, not earlier than the first day of the Plan Year immediately succeeding the Plan Year in which such notice is filed with the Committee, and (ii) with respect to deferral of a Cash Award and/or a Share Award, only with respect to a Cash Award and/or a Share Award which becomes vested not earlier than the last day of the Plan Year which next follows the Plan Year in which such notice is filed with the Committee. Amounts credited to such Participant's Account or Deferred Share Award Account with respect to periods prior to the effective date of such termination shall continue to be payable pursuant to, receive interest on (where applicable), and otherwise governed by, the terms of the Plan. Notwithstanding any other provision of this Article III, a Participant who is actively employed by the Employer and who elects a distribution pursuant to Section 6.7 shall immediately terminate his or her participation in the Plan for the balance, if any, of the Plan Year during which the Participant's election is submitted to the Committee and for the next two Plan Years.

                  3.4 INELIGIBLE PARTICIPANT. Notwithstanding any other provisions of this Plan to the contrary, if the Committee determines that any Participant may not qualify as a "management or highly compensated employee" within the meaning of the Employee Retirement


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



Income Security Act of 1974, as amended ("ERISA"), or regulations thereunder, the Committee may determine, in its sole discretion, that such Participant shall cease to be eligible to participate in this Plan. Upon such determination, the Employer shall make an immediate lump sum payment to the Participant equal to the vested amount credited to his or her Account and Deferred Share Award Account. Upon such payment no benefit shall thereafter be payable under this Plan either to the Participant or any Beneficiary of the Participant, and all of the Participant's elections as to the time and manner of payment of his or her Account and Deferred Share Award Account will be deemed to be canceled.

                                   ARTICLE IV
                                   ----------

             DEFERRAL OF COMPENSATION, CASH AWARDS AND SHARE AWARDS
             ------------------------------------------------------

                  4.1 DEFERRAL OF COMPENSATION. With respect to each Plan Year, a Participant may elect to defer a specified dollar amount or percentage of his or her Compensation, provided the amount of Compensation the Participant elects to defer under this Plan and the Savings Plan shall not exceed, in the aggregate, the sum of 25% (50% effective January 1, 1997) of his or her Base Salary net of such Participant's pretax elective deferrals under the Savings Plan, if any, plus 100% of his or her Bonus. A Participant may choose to have amounts of Compensation deferred under this Plan deducted from his or her Base Salary, Bonus or a combination of both. A Participant may change the dollar amount or percentage of his or her Compensation to be deferred by filing a written notice thereof with the Committee. Any such change shall be effective as of the first day of the Plan Year immediately succeeding the Plan Year in which such notice is filed with the Committee. Notwithstanding the foregoing, any Employment Agreement Contribution shall be deferred in accordance with the terms of the Employment Agreement.

                  4.2 MATCHING AMOUNTS. An Employer shall provide Matching Amounts under this Plan with respect to each Participant who is eligible to be allocated matching contributions under the Savings Plan. The total Matching Amounts under this Plan on behalf of a Participant for each Plan Year shall not exceed (i) the Matching Percentage of the Compensation deferred by a Participant under Section 4.1, up to a maximum of 7% of Compensation, less (ii) the Employer matching contributions allocated to the Participant under the Savings Plan for such Plan Year.

                  4.3 DEFERRAL OF CASH AWARDS. A Participant may elect to defer all or a specified dollar amount or percentage of his or her Cash Award with respect to a Plan Year, to be credited to his or her Deferral Account. A Participant may change the dollar amount or percentage of his or her Cash Award to be deferred by filing a written notice thereof with the Committee, which shall be effective only with respect to Cash Awards which become vested not earlier than the last day of the Plan Year which next follows the Plan Year in which such notice is filed with the Committee.

                  4.4 CREDITING DEFERRED COMPENSATION, MATCHING AMOUNTS, CASH AWARDS AND EMPLOYMENT AGREEMENT CONTRIBUTIONS.

                  (a) The amount of Compensation that a Participant elects to defer shall be credited by the Employer to the Participant's Deferral Account as of the time such Compensation would otherwise become payable to the Participant.

                  (b) The amount of the Employment Agreement Contribution (if any) contributed for a Participant shall be credited by the Employer to the Participant's Deferral Account in accordance with the terms of the Employment Agreement.

                  (c) The amount of any Cash Award that a Participant elects to defer shall be credited to the Participant's Deferral Account as of the time such Cash Award would otherwise become payable to the Participant.

                  (d) The Matching Amount under the Plan for each Participant shall be credited by the Employer to the Participant's Matching Account at the same time that matching contributions are allocated under the Savings Plan.

                  4.5 DEFERRAL OF SHARE AWARDS. A Participant may elect to defer all or a specified number of Shares, or percentage of his or her Share Award with respect to a Plan Year, to be credited to his or her Deferred Share Award Account in Units. A Participant may change the percentage of his or her Share Awards to be deferred by filing a written notice thereof with the Committee, which shall be effective only with respect to Share Awards which become vested not earlier than the last day of the Plan Year which next follows the Plan Year in which such notice is filed with the Committee. No fractional Shares shall be deferred, but the number of Shares deferred shall be rounded down to the nearest whole Share.

                  4.6 CREDITING OF DEFERRED SHARE AWARDS. The number of Shares in a Share Award or percentage of Share Awards that a Participant elects to defer shall be credited to the Participant's Deferred Share Award Account in Units as of the time such Share Award would otherwise become payable to the Participant. The number of Units credited to the Participant's Deferred Share Award Account shall be equal to the number of Shares of a Participant's Share Award which the Participant has elected to defer.

                                  ARTICLE V
                                  ---------

                               BENEFIT ACCOUNTS
                               ----------------

                  5.1 INVESTMENT OF DEFERRAL AND MATCHING ACCOUNTS. As soon as practicable after the crediting of any amount to a Participant's Deferral Account or Matching Account, the Company may, in its sole discretion, direct that the Company invest the amount credited, in whole or in part, in such property (real, personal, tangible or intangible), other than securities of the Company, (collectively the "Investments"), as the Committee shall direct, or may direct that the Company retain the amount credited as cash to be added to its general assets. The Committee may, but is under no obligation to, direct the investment of amounts credited to a Participant's Deferral Account or Matching Account in accordance with requests made by the Participant and communicated to the Committee. Earnings from Investments shall be credited to a Participant's Deferral Account or Matching Account and shall be reinvested, as soon as practicable, in the manner provided above. The Company shall be the sole owner and beneficiary of all Investments, and all contracts and other evidences of the Investments shall be registered in the name of the Company. The Company, under the direction of the Committee, shall have the unrestricted right to sell any of the Investments included in any Participant's Deferral Account or Matching Account, and the unrestricted right to reinvest the proceeds of the sale in other Investments or to credit the proceeds of the sale to a Participant's Deferral Account or Matching Account as cash. Amounts credited to a Participant's Deferral Account or Matching Account that are not invested in Investments shall be credited to a Participant's Account as cash.

                  5.2 DETERMINATION OF ACCOUNT. As of each Determination Date, a Participant's Account shall consist of the following: (i) the balance of the Participant's Account as of the immediately preceding Determination Date, plus
(ii) the Participant's deferred Compensation, Matching Amounts, deferred Cash Awards and Employment Agreement Contribution (if any) credited pursuant to
Section 4.4 since the immediately preceding Determination Date and any earnings and/or income credited to such amounts pursuant to Sections 5.1 and 5.3 as of such Determination Date, minus (iii) any losses or other diminution in the value of assets in such Account since the immediately preceding Determination Date, minus (iv) the aggregate amount of distributions, if any, made from such Participant's Account since the immediately preceding Determination Date.

                  5.3 CREDITING OF INTEREST. As of each Determination Date, the amounts credited to a Participant's Account as cash shall be increased by the amount of interest earned since the immediately preceding Determination Date. Interest shall be credited at the Declared Rate as of such Determination Date based on the balance of the cash amounts credited to the Account since the immediately preceding Determination Date, but after such Account has been adjusted for any contributions or distributions to be credited or deducted for such period. Interest for the period prior to the first Determination Date applicable to a Participant's Account shall be deemed earned ratably over such period.

                  5.4 DETERMINATION OF DEFERRED SHARE AWARD ACCOUNT. On any particular date, a Participant's Deferred Share Award Account shall consist of the aggregate number of Units credited thereto pursuant to Section 4.6, plus any dividend equivalents credited pursuant to Section 5.5, minus the aggregate amount of distributions, if any, made from such Deferred Share Award Account.

                  5.5 CREDITING OF DIVIDEND EQUIVALENTS. Each Deferred Share Award Account shall be credited, as of the payment date of any cash dividend paid on Shares, with additional Units equal in value to the amount of cash dividends paid by the Company on that number of Shares equivalent to the Units in such Deferred Share Award Account on such payment date. Such dividend equivalents shall be valued using Fair Market Value. A Participant may elect to convert the Units representing such dividend equivalents to cash to be credited to his or her Deferral Account by filing a written notice thereof with the Committee, which shall be effective only with respect to cash dividends paid after the Plan Year in which such notice is filed with the Committee. Until a Participant or his or her Beneficiary receives his or her entire Deferred Share Award Account, the unpaid balance thereof credited in Units shall earn dividend equivalents as provided in this Section 5.5, except as provided in Section 6.4(c).

                  5.6 STATEMENTS. The Committee shall cause to be kept a detailed record of all transactions affecting each Participant's Account and Deferred Share Award Account and shall provide to each Participant, within 120 days after the close of each Plan Year, a written statement setting forth a description of the Investments and Units in such Participant's Account and

Deferred Share Award Account and the cash balance, if any, of such Participant's Account, as of the last day of the preceding Plan Year and showing all adjustments made thereto during such Plan Year.

                  5.7 VESTING OF ACCOUNT. Subject to the provisions of any Employment Agreement relating to an Employment Agreement Contribution (if any), a Participant shall be 100% vested in his or her Account and Deferred Share Award Account at all times.

                                   ARTICLE VI
                                   ----------

                               PAYMENT OF BENEFITS
                               -------------------

                  6.1 PAYMENT OF DEFERRAL BENEFIT ON TERMINATION OF SERVICE OR DEATH. Upon the earlier of (i) termination of service of the Participant as an employee of the Employer and all Selected Affiliates, for reasons other than death, or (ii) the death of a Participant, the Employer shall, in accordance with this Article VI, pay to the Participant or his or her Beneficiary, as the case may be, a Deferral Benefit equal to the balance of his or her vested Account determined pursuant to Article V, less any amounts previously distributed; provided, however, that the Participant may by written notice filed with the Committee at least one (1) year prior to the Participant's voluntary termination of employment with, or retirement from, the Company and any affiliate of the Company, whether or not such affiliate is a Selected Affiliate, elect to defer commencement of the payment of his or her Deferral Benefit until a date selected in such election. Any such election may be changed by the Participant at any time and from time to time without the consent of any other person by filing a later signed written election with the Committee; provided that any election made less than one (1) year prior to the Participant's voluntary termination of employment or retirement shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election, or otherwise in accordance with the first sentence of this Section 6.1.

                  6.2 PAYMENT OF DEFERRED SHARE AWARD BENEFIT ON TERMINATION OF SERVICE OR DEATH. Upon the earlier of (i) termination of service of the Participant as an employee of the Employer and all Selected Affiliates, for reasons other than death, or (ii) the death of a Participant, the Employer shall, in accordance with this Article VI, pay to the Participant or his or her Beneficiary, as the case may be, a Deferred Share Award Benefit equal to the balance of the Units in his or her Deferred Share Award Account determined pursuant to Article V, less any amounts previously distributed.

                  6.3 EMERGENCY BENEFIT. In the event that the Committee, upon written petition of a Participant, determines, in its sole discretion, that the Participant has suffered an unforeseeable financial emergency, the Employer shall pay to the Participant, as soon as practicable following such determination, an amount necessary to meet the emergency (the "Emergency Benefit"), but not exceeding the aggregate balance of such Participant's vested Deferral Account, Matching Account and Deferred Share Award Account as of the date of such payment. For purposes of this Section 6.3, an "unforeseeable financial emergency" shall mean an unexpected need for cash arising from an illness, disability, casualty loss, sudden financial reversal or other such unforeseeable occurrence. Cash needs arising from foreseeable events such as the purchase of a house or education expenses for children shall not be considered to be the result of an unforeseeable financial emergency. The amount of the Deferral Benefit and Deferred Share Award Benefit otherwise payable under the Plan to such Participant shall be adjusted to reflect the early payment of the Emergency Benefit.

                  6.4 IN-SERVICE DISTRIBUTION.

                  (a) A Participant may elect to receive an in-service distribution of his or her deferred Compensation, Matching Amount and earnings thereon with respect to a Plan Year beginning at any time at least four years after the date such Compensation otherwise would have been first payable. A Participant's election for an in-service distribution from his or her Account with respect to a Plan Year shall be filed in writing with the Committee before the first day of the Plan Year in which his or her deferred Compensation otherwise would have been first payable. The Participant may elect to receive an in-service distribution as provided in Section 6.5(a); provided, however, that
         Section 6.5(c) shall not apply to an in-service distribution. Any Deferral Benefit paid to the Participant as an in-service distribution shall reduce the amount of Deferral Benefit otherwise payable to the Participant under the Plan.

                  (b) A Participant may elect to receive an in-service distribution of his or her deferred Share Award and earnings with respect to a Plan Year beginning at any time at least four (4) years after the date such deferred Share Award otherwise would have been first payable. A Participant's election for an in-service distribution from his or her Deferred Share Award Account with respect to a Plan Year shall be filed in writing with the Committee not later than during the second Plan Year preceding the date the Share Award otherwise would have been first payable. The Participant may elect to receive such Deferred Share Award Benefit as an in-service distribution as provided in Section 6.5(b); provided, however, that Section 6.5(c) of the Plan shall not apply to such an in-service distribution. Any Deferred Share Award Benefit paid to the Participant as an in-service distribution shall reduce the amount of Deferred Share Award Benefit otherwise payable to the Participant under the Plan.

                  (c) A Participant may elect to receive an in-service distribution of his or her deferred Cash Award and earnings with a respect to a Plan Year beginning at any time at least four (4) years after the date such deferred Cash Award otherwise would have been first payable. A Participant's election for an in-service distribution from his or her Account with respect to a Cash Award for a Plan Year shall be filed in writing with the Committee not later during the second Plan Year preceding the date the Cash Award otherwise would have been first payable. The Participant may elect to receive such Deferral Benefit as an in-service distribution as provided in Section 6.5(a); provided, however, that Section 6.5(c) shall not apply to such an in-service distribution. Any Deferral Benefit paid to the Participant is an in-service distribution shall reduce the amount of Deferral Benefits otherwise payable to the Participant under the Plan.

                  (d) A Participant may elect to receive an in-service distribution of a Cash Dividend Benefit equal to the amount of the dividend equivalent to be credited to his or her Deferred Share Award Account pursuant to Section 5.5 as of the payment date of a cash dividend on Shares. A Participant's election for a Cash Dividend Benefit shall be filed in writing with the Committee not later than during the second Plan Year preceding the date the dividend equivalent otherwise would be so credited to his or her Deferred Share Award Account.

                  6.5 FORM OF PAYMENT.

                  (a) The Deferral Benefit payable pursuant to Section 6.1,
         Section 6.4(a) or Section 6.4(c) shall be paid in one of the following forms, as elected by the Participant in his or her Participation Agreement or by written notice as provided in subsection (c) below:

                        (1) Annual payments of a fixed amount which shall amortize the vested Account balance, or the in-service distribution portion thereof, as of the payment commencement date elected by the Participant over a period not to exceed fifteen years (together, in the case of each payment, with earnings thereon credited after the payment commencement date pursuant to Article V).

                        (2) A lump sum.

                        (3) A combination of (1) and (2) above. The Participant shall designate the percentage payable under each option.

         Notwithstanding the foregoing, the Committee may, at any time, direct that installment payments under (1) or (3) above shall be made quarterly.

                  (b) The Deferred Share Award Benefit payable pursuant to
         Section 6.2 or Section 6.4(b) shall be paid in whole Shares plus cash equal in value to any fractional Share in one of the forms set forth in
         Section 6.5(a), without interest, but with dividend equivalents reinvested as provided in Section 5.5; subject, however, to Section 6.4(d). For the purpose of this Section 6.5(b), each distribution from a Deferred Share Award Account shall be valued on the basis of the Fair Market Value of the Shares on the date prior to the date payment of such distribution is made.

                  (c) The Participant's election of the form of payment shall be made by written notice filed with the Committee at least one (1) year prior to the Participant's voluntary termination of employment with, or retirement from, the Company and any affiliate of the Company, whether or not such affiliate is a Selected Affiliate. Any such election may be changed by the Participant at any time and from time to time without the consent of any other person by filing a later signed written election with the Committee; provided that any election made less than one (1) year prior to the Participant's voluntary termination of employment or retirement shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election; and provided, further, that the Committee may, in its sole discretion, waive such one (1) year period upon a request of the Participant made while an active or inactive employee of the Company.

                  (d) The amount of each installment under Section 6.5(a) shall be equal to the quotient obtained by dividing the Participant's Account balance as of the date of such installment payment by the number of installment payments remaining to be made to or in respect of such Participant at the time of calculation.

                  (e) The Cash Dividend Benefit payable pursuant to Section 6.4(c) shall be in the form of a lump sum.

                  (f) If a Participant fails to make an election with respect to his or her Account in a timely manner as provided in this Section 6.4, distribution shall be made in ten (10) annual installments of cash or Shares, as applicable.

                  (g) A Participant's Deferral Benefit and Deferred Share Award Benefit (or the remaining portions thereof if payment to the Participant had commenced) shall be distributed to his or her Beneficiary in the form of a single lump sum payment following his or her death.

                  6.6 COMMENCEMENT OF PAYMENTS. Commencement of payments under
Section 6.1 or Section 6.2 of the Plan shall begin as soon as practicable, and in accordance with the payment commencement date elected by the Participant, following receipt of notice by the Committee of an event which entitles a Participant (or a Beneficiary) to payments under the Plan.

                  6.7 SPECIAL DISTRIBUTIONS. Notwithstanding any other provision of this Article VI except as provided in Section 6.9, a Participant, whether or not in pay status, may elect to receive a distribution of part or all of his or her Account or Deferred Share Award Account in one or more distributions if (and only if) the amount in either of such accounts subject to such distribution is reduced by six percent (6%). Any distribution made pursuant to such an election shall be made within 60 days of the date such election is submitted to the Committee. The remaining six percent (6%) of the portion of the electing Participant's account subject to such distribution shall be forfeited.

                  6.8 SMALL BENEFIT. In the event the Committee determines that the balance of the Participant's Account and Deferred Share Award Account is less than $50,000 at the time of commencement of payments, the Employer may pay the benefit in the form of a lump sum payment, notwithstanding any provision of the Plan to the contrary. Such lump sum payment shall be equal to the balance of the Participant's Account, or the portion thereof payable to a beneficiary.

                  6.9 CHANGE IN CONTROL DISTRIBUTION. Notwithstanding any other provision of the Plan, including Annex A and Annex B, in the event of a Change in Control the balances in each Participant's accounts shall become nonforfeitable and shall be distributed in a single sum in cash and/or Common Shares within three (3) business days after such Change in Control.

                                   ARTICLE VII
                                   -----------

                             BENEFICIARY DESIGNATION
                             -----------------------

                  7.1 BENEFICIARY DESIGNATION. Each Participant shall have the right, at any time, to designate any person or persons as his or her Beneficiary to whom payment under the Plan shall be made in the event of his or her death prior to complete distribution to the

Participant of his or her Deferral Benefit or Deferred Share Award Benefit. Any Beneficiary designation shall be made in a written instrument filed with the Committee and shall be effective only when received in writing by the Committee.

                  7.2 AMENDMENTS. Any Beneficiary designation may be changed by a Participant by the filing of a new Beneficiary designation, which will cancel all Beneficiary designations previously filed.

                  7.3 NO DESIGNATION. If a Participant fails to designate a Beneficiary as provided above, or if all designated Beneficiaries predecease the Participant, then the Participant's designated Beneficiary shall be deemed to be the Participant's estate.

                  7.4 EFFECT OF PAYMENT. Payment to a Participant's Beneficiary (or, upon the death of a Beneficiary, to the Beneficiary's estate) shall completely discharge the Employer's obligations under the Plan.

                                  ARTICLE VIII
                                  ------------

                                 ADMINISTRATION
                                 --------------

                  8.1 COMMITTEE. The administrative committee for the Plan (the "Committee") shall be those members of the Compensation and Organization Committee of the Board who are not Participants, as long as there are at least three such members. If there are not at least three such non-participating persons on the Compensation Committee, the chief executive officer of the Company shall appoint other non-participating Directors or Company officers to serve on the Committee. The Committee shall supervise the administration and operation of the Plan, may from time to time adopt rules and procedures governing the Plan and shall have authority to construe and interpret the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies and ambiguities in, the language of the Plan).

                  8.2 AGENTS. The Committee may appoint an individual, who may be an employee of the Company, to be the Committee's agent with respect to the day-to-day administration of the Plan. In addition, the Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Company.

                  8.3 BINDING EFFECT OF DECISIONS. Any decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan shall be final and binding upon all persons having any interest in the Plan.

                  8.4 INDEMNITY OF COMMITTEE. The Company shall indemnify and hold harmless the members of the Committee and their duly appointed agents under
Section 8.2 against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to the Plan, except in the case of gross negligence or willful misconduct by any such member or agent of the Committee.

                                   ARTICLE IX
                                   ----------

                        AMENDMENT AND TERMINATION OF PLAN
                        ---------------------------------

                  9.1 AMENDMENT. The Company, on behalf of itself and of each Selected Affiliate may at any time amend, suspend or reinstate any or all of the provisions of the Plan, except that no such amendment, suspension or reinstatement may adversely affect any Participant's Account or Deferred Share Award Account, as it existed as of the effective date of such amendment, suspension or reinstatement, without such Participant's prior written consent. Written notice of any amendment or other action with respect to the Plan shall be given to each Participant.

                  9.2 TERMINATION. The Company, on behalf of itself and of each Selected Affiliate, in its sole discretion, may terminate this Plan at any time and for any reason whatsoever. Upon termination of the Plan, the Committee shall take those actions necessary to administer any Accounts or Deferred Share Award Accounts existing prior to the effective date of such termination; provided, however, that a termination of the Plan shall not adversely affect the value of a Participant's Account or Deferred Share Award Account, the earnings from Investments credited to a Participant's Account under Section 5.1, the interest on cash amounts credited to a Participant's Account under Section 5.3, the crediting of dividend equivalents to a Participant's Deferred Share Award Account under Section 5.5, or the timing or method of distribution of a Participant's Account, or Deferred Share Award Account, without the Participant's prior written consent.

                                   ARTICLE X
                                   ---------

                                  MISCELLANEOUS
                                  -------------

                  10.1 FUNDING. Participants, their Beneficiaries, and their heirs, successors and assigns, shall have no secured interest or claim in any property or assets of the Employer. The Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Employer to pay money in the future. Notwithstanding the foregoing, in the event of a Change in Control, the Company shall create an irrevocable trust to hold funds to be used in payment of the obligations of Employers under the Plan, and the Company shall fund such trust in an amount equal to no less than the total value of the Participants' Accounts or Deferred Share Award Accounts under the Plan as of the Determination Date immediately preceding the Change in Control, provided that any funds contained therein shall remain liable for the claims of the respective Employer's general creditors.

                  10.2 NONASSIGNABILITY. No right or interest under the Plan of a Participant or his or her Beneficiary (or any person claiming through or under any of them), other than the surviving spouse of any deceased Participant, shall be assignable or transferable in any manner or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process or in any manner be liable for or subject to the debts or liabilities of any such Participant or Beneficiary. If any Participant or Beneficiary (other than the surviving spouse of any deceased Participant) shall attempt to or shall transfer, assign, alienate, anticipate, sell, pledge or otherwise encumber his or her benefits hereunder or any part thereof, or if by reason of his or her bankruptcy or other event happening at any time such benefits would devolve upon anyone else or would not be enjoyed by him or her, then the Committee, in its discretion, may terminate his or her interest in any such benefit to the extent the Committee considers necessary or advisable to prevent or limit the effects of such occurrence. Termination shall be effected by filing a written "termination declaration" with the Secretary of the Company and making reasonable efforts to deliver a copy to the Participant or Beneficiary whose interest is adversely affected (the "Terminated Participant").

                  As long as the Terminated Participant is alive, any benefits affected by the termination shall be retained by the Employer and, in the Committee's sole and absolute judgment, may be paid to or expended for the benefit of the Terminated Participant, his or her spouse, his or her children or any other person or persons in fact dependent upon him or her in such a manner as the Committee shall deem proper. Upon the death of the Terminated Participant, all benefits withheld from him or her and not paid to others in accordance with the preceding sentence shall be disposed of according to the provisions of the Plan that would apply if he or she died prior to the time that all benefits to which he or she was entitled were paid to him or her.

                  10.3 LEGAL FEES AND EXPENSES. It is the intent of the Company and each Selected Affiliate that following a Change in Control no Eligible Employee or former Eligible Employee be required to incur the expenses associated with the enforcement of his or her rights under this Plan by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to an Eligible Employee hereunder. Accordingly, if it should appear that the Employer has failed to comply with any of its obligations under this Plan or in the event that the Employer or any other person takes any action to declare this Plan void or unenforceable, or institutes any litigation designed to deny, or to recover from, the Eligible Employee the benefits intended to be provided to such Eligible Employee hereunder, the Employer irrevocably authorizes such Eligible Employee from time to time to retain counsel of his or her choice, at the expense of the Employer as hereafter provided, to represent such Eligible Employee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Employer or any director, officer, stockholder or other person affiliated with the Employer in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between the Employer and such counsel, the Employer irrevocably consents to such Eligible Employee's entering into an attorney-client relationship with such counsel, and in that connection the Employer and such Eligible Employee agree that a confidential relationship shall exist between such Eligible Employee and such counsel. The Employer shall pay and be solely responsible for any and all attorneys' and related fees and expenses incurred by such Eligible Employee as a result of the Employer's failure to perform under this Plan or any provision thereof; or as a result of the Employer or any person contesting the validity or enforceability of this Plan or any provision thereof.

                  10.4 WITHHOLDING TAXES. If the Employer is required to withhold any taxes or other amounts from a Participant's deferred Compensation, Employment Agreement Contribution, deferred Cash Award or deferred Share Award pursuant to any state, federal or local law, such amounts shall, to the extent possible, be withheld from the Participant's Compensation, Cash Award or Share Award before such amounts are credited under the Plan. Any additional withholding amount required shall be paid by the Participant to the Employer as a condition to the crediting of deferred Compensation, deferred Cash Award or deferred Share Award to the Participant's Account and Deferred Share Award Account, respectively. The Employer may withhold any required state, federal or local taxes or other amounts from any benefits payable in cash or Shares to a Participant or Beneficiary.

                  10.5 CAPTIONS. The captions contained herein are for convenience only and shall not control or affect the meaning or construction hereof.

                  10.6 GOVERNING LAW. The provisions of the Plan shall be construed and interpreted according to the laws of the State of Ohio.

                  10.7 SUCCESSORS. The provisions of the Plan shall bind and inure to the benefit of the Company, its selected Affiliates, and their respective successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business and assets of the Company or a Selected Affiliate and successors of any such corporation or other business entity.

                  10.8 RIGHT TO CONTINUED SERVICE. Nothing contained herein shall be construed to confer upon any Eligible Employee the right to continue to serve as an Eligible Employee of the Employer or in any other capacity.

                  10.9 PRIOR PLAN PROVISIONS. The provisions of the Plan in effect prior to January 1, 2000 shall govern periods prior to such date.

                  Executed this 19th day of July, 2000.
                                ----        -----

                                   CLEVELAND-CLIFFS INC


                                   By: /s/ R. F. Novak
                                      -----------------------------------
                                      Vice President-Human Resources

                                                                         ANNEX A
                                                                         -------

                              CLEVELAND-CLIFFS INC
                              --------------------

                      MANAGEMENT SHARE ACQUISITION PROGRAM
                      ------------------------------------

                              Terms and Conditions
                              --------------------

                                   ARTICLE I
                                   ---------
                                  ESTABLISHMENT
                                  -------------

         A 1.1    ESTABLISHMENT.

                  (a) This Article contains the following terms and conditions applicable to the MSAP.

                  (b) Credits, distributions and issuances of Shares under the MSAP may be made under the 1992 Incentive Equity Plan or otherwise.

         A 1.2    TERM OF MSAP. The MSAP shall terminate upon the earliest of
(a) the termination of the Plan, or (b) the termination by the Company of the MSAP.

                                   ARTICLE II
                                   ----------
                                   DEFINITIONS
                                   -----------

         A 2.1    SPECIAL DEFINITIONS APPLICABLE TO THE MSAP. Unless provided otherwise in the MSAP, all capitalized terms shall have the same meanings as set forth in the Plan. For purposes of the MSAP, the following terms shall be defined as set forth below:

                  "ACCOUNT" means the bookkeeping account maintained for each Participant showing his or her interest under the MSAP. An Account shall consist of a "Cash Account," a "Deferred Shares Account" and a "Matching Shares Account". The number of Shares in an Account shall be adjusted as appropriate to reflect any stock dividend, stock split, recapitalization, merger, spinoff or other similar event affecting Shares.

                  "DEFERRAL COMMITMENT" means an agreement by a Participant in a Participation Agreement to have a specified percentage or dollar amount of his or her Bonus deferred under the MSAP for a specified period in the future.

                  "DEFERRED SHARES" means the Shares notionally credited to a Participant's Deferred Shares Account.

                  "DISABILITY" means a physical or mental condition of the Participant resulting from a bodily injury, disease, or mental disorder, which renders him or her incapable continuing in the active employment of the Company or Selected Affiliate (as determined by the Committee) based upon appropriate medical advice and examination.

                  "INSIDER PARTICIPANT" means any Participant who is required to file reports with the Securities and Exchange Commission pursuant to
         Section 16(a) of the Exchange Act, and any rules promulgated thereunder.

                  "MATCHING SHARES" means the notional Shares credited to a Participant's Matching Shares Account pursuant to Section A 5.1(a) and/or restricted shares issued to a Participant pursuant to Section A 5.1(b), as the context requires.

                  "QUARTER DATE" means the last day of a calendar quarter.

                  "RETIREMENT" means retirement from active employment with the Company and each of its Selected Affiliates on or after attaining age 65 or, if earlier, the age at which the Participant may retire with an unreduced normal retirement benefit under the tax-qualified pension benefit plan sponsored by the Company or a Selected Affiliate and applicable to the Participant, or early retirement under such plan with the consent of the Committee.

                  "SETTLEMENT DATE" means the later of the date on which a Participant terminates employment with the Company and each of its Selected Affiliates and the date selected by a Participant in a Participation Agreement for distribution of all or a portion of the amounts deferred during a Plan Year as provided in Section A 7.2. A leave of absence granted by the Company will not be considered a termination of employment during the term of such leave.

                                  ARTICLE III
                                  -----------
                                 PARTICIPATION
                                 -------------

         A 3.1    PARTICIPATION. Any Eligible Employee may participate in the
MSAP.

         A 3.2    DURATION OF PARTICIPATION. Participation in the MSAP shall continue as long as the Participant is eligible to receive benefits under the MSAP.

                                   ARTICLE IV
                                   ----------
                         DEFERRALS AND VOLUNTARY AMOUNTS
                         -------------------------------

         A 4.1    AMOUNT OF DEFERRAL. As determined by the Committee with
respect to each Plan Year, a Participant may elect to defer a specified dollar amount or percentage of his or her Bonus. An election to defer may be made prior to the beginning of any Plan Year by filing a Participation Agreement with the Committee in accordance with Section 3.2 of the Plan. An election to participate in the MSAP with respect to a Bonus for a Plan Year shall be made before such Bonus is payable at a time selected by the Chief Executive Officer of the Company.

         A 4.2    AUTOMATIC DEFERRALS. A Participant's Bonus in excess of
amounts deductible by the Company with respect to a Plan Year under Section 162(m) of the Code may be deferred under the MSAP under rules adopted by the Committee.

                                   ARTICLE V
                                   ---------
                             MATCHING CONTRIBUTIONS
                             ----------------------

         A 5.1    MATCHING CONTRIBUTIONS.

                  The Company shall at the discretion of the Committee either


                  (a) credit to the Participant's Matching Shares Account 25% of the amounts allocated to his or her Deferred Shares Account directly as the result of Bonus deferrals made pursuant to Section A 4.1, but no such credit shall be made as the result of allocation of dividends pursuant to Section A
6.4. (Matching Shares credited pursuant to this Subsection shall become nonforfeitable in accordance with Section A 6.6); or


                  (b) issue restricted shares equal in number to 25% of the amounts allocated to his or her Deferred Shares Account directly as the result of Bonus deferrals made pursuant to Section A 4.1, but no such issuance shall be made as the result of allocation of dividends pursuant to Section A 6.4. (Restricted shares issued pursuant to this Subsection shall become nonforfeitable five years after the issuance, subject to such conditions of continuous employment and continuous share ownership as are set forth in a restricted share agreement by and between the Company and the Participant).

                                   ARTICLE VI
                                   ----------
                              PARTICIPANT ACCOUNTS
                              --------------------

         A 6.1    ESTABLISHMENT OF ACCOUNTS. The Company, through its accounting records, shall establish a Deferred Shares Account and a Cash Account, and, as necessary, a Matching Shares Account for each Participant who elects to defer a Bonus as provided in Section A 4.1.

         A 6.2    CREDITING OF DEFERRAL COMMITMENTS AND MATCHING CONTRIBUTIONS.
The portion of a Participant's Bonus that is deferred pursuant to a Deferral Commitment and any related matching contribution under Section A 5.1(a) shall be credited to the Participant's Deferred Shares Account and Matching Shares Account, respectively, as of the date the corresponding non-deferred portion of the Bonus would have been paid to the Participant; provided, however, that the portion of a Participant's Bonus that is deferred pursuant to Section A 4.2 shall be credited to the Participant's Account as of the date the Bonus would have been paid to the Participant absent the application of Section A 4.2. As of such payment date, (i) the credits to each Participant's Deferred Shares Account for each such payment date, shall be deemed invested in a number of whole Deferred Shares determined by dividing such credits by the Fair Market Value for such date, and (ii) the credits for such date to each Participant's Matching Shares Account shall be deemed invested in a number of whole Matching Shares determined by dividing such credits by the Fair Market Value for such date. Fractional Shares shall be credited to the Cash Account.

         A 6.3    DETERMINATION OF ACCOUNTS.

                  (a) The balance credited to each Participant's Account as of a particular date shall equal the amount credited pursuant to Section A 6.2, and shall be adjusted in the manner provided in Section A 6.4.

                  (b) The Company through its accounting records, shall maintain a separate and distinct record of the amount in each Account as adjusted to reflect income and distributions.

         A 6.4    ADJUSTMENTS TO ACCOUNTS.

                  (a) (i) Each Account shall be credited, as of the payment date of any cash dividend paid on Shares, with additional Deferred Shares and Matching Shares equal in value to the amount of cash dividends paid by the Company on that number of Shares equivalent to the respective number of Deferred Shares and Matching Shares in such Account on such payment date. The dividend equivalents shall be calculated by dividing the dollar value of such dividend equivalents by the Fair Market Value at the dividend payment date. Fractional Shares shall be credited to the Cash Account.

                  (ii) A Participant may elect to convert the Deferred Shares representing a portion of such dividend equivalents to cash to be credited to his or her Cash Account by filing a written notice thereof with the Committee, which shall be effective only with respect to cash dividends paid after the Plan Year in which such notice is filed with the Committee. As of each Determination Date, Cash Accounts shall be increased by the amount of interest earned since the immediately preceding Determination Date. Interest shall be credited at the Declared Rate as of such Determination Date based on the balance of the cash amounts credited to the Cash Account since the immediately preceding Determination Date, but after such Cash Account has been adjusted for any contributions or distributions to be credited or deducted for such period. Interest for the period prior to the first Determination Date applicable to a Participant's Cash Account shall be deemed earned ratably over such period. Until a Participant or his or her Beneficiary receives his or her entire Account, the unpaid balance thereof credited in Deferred Shares and Matching Shares shall be credited with dividend equivalents as provided in this Subsection, except as provided in Section A7.2.

                  (b) Each Participant's Account shall be immediately debited with the amount of any distributions under Article VIII to or on behalf of the Participant or, in the event of his or her death, his or her Beneficiary.

         A 6.5    STATEMENT OF ACCOUNTS. As soon as practicable after the end of each calendar quarter, a statement shall be furnished to each Participant or, in the event of his or her death, to his or her Beneficiary showing the status of his or her Account as of the end of the calendar quarter, any changes in his or her Account since the end of the immediately preceding calendar quarter, and such other information as the Committee shall determine.

         A 6.6    VESTING OF ACCOUNTS.

                  (a) Except as provided in Section A 6.7, each Participant shall at all times have a nonforfeitable interest in his or her Deferred Shares Account balance and his or her Cash Account balance.

                  (b) Matching Shares attributable to credits pursuant to Section A 5.1(a) in a Participant's Matching Shares Account with respect to a Plan Year, and additional Matching Shares attributable to dividend credits with respect to such Matching Shares pursuant to Section

A 6.4(a)(i), shall become nonforfeitable as of the fifth anniversary of the crediting of the Matching Shares pursuant to Section A 5.1(a) (the "vesting period"), provided that:

                  (i) the Participant has remained in the continuous employ of the Company or a Selected Affiliate during the applicable vesting period; and

                  (ii) the Participant, during the applicable vesting period, does not receive a distribution of deemed Shares credited to his or her Deferred Shares Account as the result of the deferral by the Participant of the Bonus which relates to the crediting of the Matching Shares pursuant to Section A 5.1(a).

                  (c) Notwithstanding the provisions of Subsection (b) of this Section, the nonvested portion of a Participant's Account will become immediately nonforfeitable in the event of the Participant's death, Disability, or upon the occurrence of a Change in Control of the Company.

                  (d) Notwithstanding the provisions of Subsection (b) of this Section, the nonvested portion of a Participant's Account will become nonforfeitable in the event of the Participant's Retirement, provided that the Participant does not elect a distribution from the MSAP of the Shares attributable to the Deferred Shares relating to the nonvested Matching Shares until the fifth anniversary of the applicable date of issuance.

                  (e) Any portion of an Account as to which the requirements of Subsections (b), (c) or (d) of this Section have not been satisfied shall be forfeited, unless the Committee determines otherwise.

                  (f) For purposes of this Section, the continuous employment of a Participant with the Company or a Selected Affiliate shall not be deemed to have been interrupted, and the Participant will not be deemed to have ceased to be an employee of the Company or a Selected Affiliate, by reason of the transfer of his or her employment among the Company and its Selected Affiliates or of an approved leave or absence.

         A 6.7    SPECIAL RULE FOR VALUATION OF DEFERRED SHARE ACCOUNT. Anything
in the MSAP or the Plan to the contrary notwithstanding, in the event any Matching Shares are forfeited pursuant to Section A 6.6, or any restricted shares are forfeited under the restricted share agreement entered into pursuant to Section A 5.1(b), then the value of the Deferred Shares in the Deferred Shares Account to which such Matching Shares or restricted shares, as the case may be, are attributable shall be deemed to be the lesser of (a) the then Fair Market Value of such Deferred Shares, or (b) the value of the Bonus used to acquire such Deferred Shares plus interest at the Declared Rate as if the Bonus was credited with interest pursuant to Section 5.3 of the Plan. Such deemed value shall be distributed in cash.

                                  ARTICLE VII
                                  -----------
                                 DISTRIBUTIONS
                                 -------------

         A 7.1    DISTRIBUTION OF ACCOUNT.

                  (a) A Participant or, in the event of his or her death, his or her Beneficiary shall be entitled to distribution of all or a part of the balance of his or her Account, payable in Shares as provided in this Article, following his or her Settlement Date or Dates; provided, however, that his or her Cash Account shall be payable in cash; and provided, further, that any fractional share shall be paid in cash with the final distribution of a Participant's Account.

                  (b) The number of Shares distributable shall be equal to the number of Deferred Shares and Matching Shares in the Participant's Account determined as of the Quarter Date coincident with or next following his or her Settlement Date or Dates.

         A 7.2    IN-SERVICE DISTRIBUTION.

                  (a) A Participant may irrevocably elect to receive an in-service distribution of the Deferred Shares attributable to his or her deferred Bonus, and related nonforfeitable Matching Shares, for any Plan Year on or commencing not earlier than the beginning of the sixth Plan Year following the Plan Year in which such Bonus otherwise would have been first payable. A Participant's election of an in-service distribution shall be made in the Participation Agreement filed for the Plan Year as provided in Article III. The Participant shall elect irrevocably to receive such Deferred Shares and related Matching Shares as an in-service distribution of Stock under one of the forms provided in Section A 7.3.

                  (b) A Participant may irrevocably elect to receive an in-service distribution of cash equal to the amount of the dividend equivalent to be credited to his or her Deferred Shares Account pursuant to Section A 6.4(a)(i) as of the payment date of a cash dividend on Shares. A Participant's election for a cash distribution shall be filed in writing with the Committee not later than during the second Plan Year preceding the date the dividend equivalent otherwise would be so credited to his or her Account.

         A 7.3    FORM OF DISTRIBUTION.

                  (a) As soon as practicable after the end of the Quarter Date in which a Participant's Settlement Date occurs, but in no event later than 30 days following the end of such Quarter Date, the Company shall distribute or cause to be distributed to the Participant a number of Shares and/or an amount of cash as determined under Section A 7.1, under one of the forms provided in this Section.

                  (b) Distribution of a Participant's Account with respect to any Plan Year shall be made in cash and in whole Shares plus cash equal in value to any fractional Share in one of the forms set forth in Section 6.5(a) of the Plan, without interest, but with dividends reinvested as provided in Section 5.5 of the Plan; subject, however, to Section 6.4(d) of the Plan.

                  (c) In the event of a Participant's death, the cash and the number of Shares of Stock in his or her Account shall be distributed to his or her Beneficiary in a single distribution as soon as practicable after the end of the Quarter Date in which the Participant's death occurs.

                  (d) The Participant's election of the form of distribution shall be made at the time his or her initial election to defer is made pursuant to Section A 4.1, or if later by written notice filed with the Committee at least one year prior to the Participant's voluntary termination of employment with, or Retirement from, the Company. Any such election may be changed by the Participant at any time and from time to time without the consent of any other person by filing a later signed written election with the Committee; provided that any election made less than one year prior to the Participant's voluntary termination of employment or Retirement shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election.

                  (e) The amount of cash and the number of Shares to be distributed in each installment shall be equal to the quotient obtained by dividing the amount of cash and the number of Deferred Shares and nonforfeitable Matching Shares in the Participant's Account as of the date of such installment payment by the number of installment payments remaining to be made to such Participant at the time of calculation. Fractional Shares shall be rounded down to the nearest whole share, and such fractional amount shall be re-credited as a fractional Deferred Share or Matching Share in the Participant's Account.

                  (f) If a Participant fails to make an election in a timely manner as provided in this Section, distribution shall be made in a single distribution as soon as practicable after the end of the Quarter Date in which a Participant's Settlement Date occurs.

         A 7.4    SPECIAL DISTRIBUTIONS. Notwithstanding any other provision of the MSAP except Section A 6.7 and subject to Section 6.9 of the Plan, a Participant may elect at any time to receive a distribution of part or all of the nonforfeitable portion of his or her Account in one or more distributions if (and only if) the amount of cash and the number of Deferred Shares and nonforfeitable Matching Shares in the Participant's Account subject to such distribution is reduced by 6%. Any distribution made pursuant to such an election shall be made as soon as practicable following the date such election is submitted to the Committee. The remaining 6% of the portion of the electing Participant's Account subject to such distribution shall be forfeited. Forfeitable Matching Shares attributable to the portion of the electing Participant's Deferred Shares subject to such distribution shall also be forfeited.

         A 7.5    FACILITY OF PAYMENT. Whenever and as often as any Participant or his or her Beneficiary entitled to payments under the MSAP shall be under a legal disability or, in the sole judgment of the Committee, shall otherwise be unable to apply such payments to his or her own best interests and advantage, the Committee in the exercise of its discretion may direct all or any portion of such payments to be made in any one or more of the following ways: (a) directly to him or her; (b) to his or her legal guardian or conservator; or (c) to his or her spouse or to any other person, to be expended for his or her benefit; and the decision of the Committee, shall in each case be final and binding upon all persons in interest.

         A 7.6    EMERGENCY BENEFIT. In the event that the Committee, upon
written petition of a Participant, determines, in its sole discretion, that the Participant has suffered an unforeseen financial emergency, the Company shall pay to the Participant, as soon as practicable following such determination, the Emergency Benefit in accordance with the standards set forth in Section A 6.3. Distributions pursuant to this Section may not be made in excess of the value of the Participant's nonforfeitable Account at the time of such distribution.

         A 7.7    PAYMENT OF SMALL ACCOUNTS. Notwithstanding any other provision of the MSAP, if a Participant's Account is credited with 1,000 Shares or less on his or her Settlement Date, his or her Account shall be distributed to him or her in a single distribution as soon as practicable following his or her Settlement Date.

                                                                         ANNEX B
                                                                         -------

                              CLEVELAND-CLIFFS INC
                              --------------------

                        OFFICER SHARE ACQUISITION PROGRAM
                        ---------------------------------

                              Terms and Conditions
                              --------------------

                                   ARTICLE I
                                   ---------
                                  ESTABLISHMENT
                                  -------------

         B 1.1    ESTABLISHMENT.

                  (a) This Article contains the following terms and conditions applicable to the OSAP.

                  (b) Credits, distributions and issuances of Shares under the OSAP may be made under the 1992 Incentive Equity Plan or otherwise.

         B 1.2    TERM OF OSAP. The OSAP shall terminate upon the earliest of
(a) the termination of the Plan, or (b) the termination by the Company of the OSAP.

                                   ARTICLE II
                                   ----------
                                   DEFINITIONS
                                   -----------

         B 2.1    SPECIAL DEFINITIONS APPLICABLE TO THE OSAP. Unless provided otherwise in the OSAP, all capitalized terms shall have the same meanings as set forth in the Plan. For purposes of the OSAP, the following terms shall be defined as set forth below:

                  "ACCOUNT" means the bookkeeping account maintained for each Participant showing his or her interest under the OSAP. An Account shall consist of a "Cash Account," an "Investment Shares Account" and a "Matching Shares Account". The number of Shares in an Account shall be adjusted as appropriate to reflect any stock dividend, stock split, recapitalization, merger, spinoff or other similar event affecting Shares.

                  "DISABILITY" means a physical or mental condition of the Participant resulting from a bodily injury, disease, or mental disorder, which renders him or her incapable continuing in the active employment of the Company or Selected Affiliate (as determined by the Committee) based upon appropriate medical advice and examination.

                  "INSIDER PARTICIPANT" means any Participant who is required to file reports with the Securities and Exchange Commission pursuant to
         Section 16(a) of the Exchange Act, and any rules promulgated thereunder.

                  "INVESTMENT COMMITMENT" means an agreement by a Participant in a Participation Agreement to have a specified percentage or dollar amount of his or her

         Deferral Account invested in Shares and transferred for Plan accounting purposes to the OSAP.

                  "INVESTMENT SHARES" means the Shares notionally credited to a Participant's Investment Shares Account.

                  "MATCHING SHARES" means the notional Shares credited to a Participant's Matching Shares Account pursuant to Section B 5.1(a) and/or restricted shares issued to a Participant pursuant to Section B 5.1(b), as the context requires.

                  "QUARTER DATE" means the last day of a calendar quarter.

                  "RETIREMENT" means retirement from active employment with the Company and each of its Selected Affiliates on or after attaining age 65 or, if earlier, the age at which the Participant may retire with an unreduced normal retirement benefit under the tax-qualified pension benefit plan sponsored by the Company or a Selected Affiliate and applicable to the Participant, or early retirement under such plan with the consent of the Committee.

                  "SETTLEMENT DATE" means the later of the date on which a Participant terminates employment with the Company and each of its Selected Affiliates and the date selected by a Participant in a Participation Agreement for distribution of all or a portion of the amounts deferred during a Plan Year as provided in Section B 7.2. A leave of absence granted by the Company will not be considered a termination of employment during the term of such leave.

                                  ARTICLE III
                                  -----------
                                 PARTICIPATION
                                 -------------

         B 3.1    PARTICIPATION. Any Eligible Employee who is an elected officer of the Company may participate in the OSAP.

         B 3.2    DURATION OF PARTICIPATION. Participation in the OSAP shall continue as long as the Participant is eligible to receive benefits under the OSAP.

                                   ARTICLE IV
                                   ----------
                    VOLUNTARY INVESTMENT OF DEFERRAL ACCOUNTS
                    -----------------------------------------

         B 4.1    AMOUNT OF INVESTMENT. As determined by the Committee with
respect to each Plan Year, a Participant may elect to invest a specified dollar amount or percentage of his or her Deferral Account in Shares; provided, however, that no Participant may elect to invest any such amount or percentage in excess of that needed to enable such Participant to satisfy the Company's share ownership guidelines in effect from time to time. An election to participate in the OSAP for a Plan Year shall be made at a time selected by the Chief Executive Officer of the Company.

                                   ARTICLE V
                                   ---------
                             MATCHING CONTRIBUTIONS
                             ----------------------

         B 5.1    MATCHING CONTRIBUTIONS.

                  The Company shall at the discretion of the Committee either

                  (a) credit to the Participant's Matching Shares Account 25% of the amounts allocated to his or her Investment Shares Account directly as the result of the election made pursuant to Section B 4.1, but no such credit shall be made as the result of allocation of dividends pursuant to Section B 6.4. (Matching Shares credited pursuant to this Subsection shall become nonforfeitable in accordance with Section B 6.6); or

                  (b) issue restricted shares equal in number to 25% of the amounts allocated to his or her Investment Shares Account directly as the result of the election made pursuant to Section B 4.1, but no such issuance shall be made as the result of allocation of dividends pursuant to Section B 6.4. (Restricted shares issued pursuant to this Subsection shall become nonforfeitable five years after the issuance, subject to such conditions of continuous employment and continuous share ownership as are set forth in a restricted share agreement by and between the Company and the Participant).

                                   ARTICLE VI
                                   ----------
                              PARTICIPANT ACCOUNTS
                              --------------------

         B 6.1    ESTABLISHMENT OF ACCOUNTS. The Company, through its accounting records, shall establish an Investment Shares Account and a Cash Account, and, as necessary, a Matching Shares Account for each Participant who elects to invest as provided in Section B 4.1.

         B 6.2    CREDITING OF DEFERRAL COMMITMENTS AND MATCHING CONTRIBUTIONS.
The portion of a Participant's Deferral Account that is invested pursuant to an Investment Commitment and any related matching contribution under Section B 5.1(a) shall be credited to the Participant's Investment Account and Matching Shares Account, respectively, as of the date the deemed investment in the Shares is made by the Participant. As of such investment date, (i) the credits to each Participant's Investment Shares Account for each such investment date, shall be deemed invested in a number of whole Investment Shares determined by dividing such credits by the Fair Market Value for such date, and (ii) the credits for such date to each Participant's Matching Shares Account shall be deemed invested in a number of whole Matching Shares determined by dividing such credits by the Fair Market Value for such date. Fractional Shares shall be credited to the Cash Account.

         B 6.3    DETERMINATION OF ACCOUNTS.

                  (a) The balance credited to each Participant's Account as of a particular date shall equal the amount credited pursuant to Section B 6.2, and shall be adjusted in the manner provided in Section B 6.4.

                  (b) The Company through its accounting records, shall maintain a separate and distinct record of the amount in each Account as adjusted to reflect income and distributions.

         B 6.4    ADJUSTMENTS TO ACCOUNTS.

                  (a) (i) Each Account shall be credited, as of the payment date of any cash dividend paid on Shares, with additional Investment Shares and Matching Shares equal in value to the amount of cash dividends paid by the Company on that number of Shares equivalent to the respective number of Investment Shares and Matching Shares in such Account on such payment date. The dividend equivalents shall be calculated by dividing the dollar value of such dividend equivalents by the Fair Market Value at the dividend payment date. Fractional Shares shall be credited to the Cash Account.

                  (ii) A Participant may elect to convert the Investment Shares representing a portion of such dividend equivalents to cash to be credited to his or her Cash Account by filing a written notice thereof with the Committee, which shall be effective only with respect to cash dividends paid after the Plan Year in which such notice is filed with the Committee. As of each Determination Date, Cash Accounts shall be increased by the amount of interest earned since the immediately preceding Determination Date. Interest shall be credited at the Declared Rate as of such Determination Date based on the balance of the cash amounts credited to the Cash Account since the immediately preceding Determination Date, but after such Cash Account has been adjusted for any contributions or distributions to be credited or deducted for such period. Interest for the period prior to the first Determination Date applicable to a Participant's Cash Account shall be deemed earned ratably over such period. Until a Participant or his or her Beneficiary receives his or her entire Account, the unpaid balance thereof credited in Investment Shares and Matching Shares shall be credited with dividend equivalents as provided in this Subsection, except as provided in Section B 7.2.

                  (b) Each Participant's Account shall be immediately debited with the amount of any distributions under Article VIII to or on behalf of the Participant or, in the event of his or her death, his or her Beneficiary.

         B 6.5    STATEMENT OF ACCOUNTS. As soon as practicable after the end of each calendar quarter, a statement shall be furnished to each Participant or, in the event of his or her death, to his or her Beneficiary showing the status of his or her Account as of the end of the calendar quarter, any changes in his or her Account since the end of the immediately preceding calendar quarter, and such other information as the Committee shall determine.

         B 6.6    VESTING OF ACCOUNTS.

                  (a) Except as provided in Section B 6.7, each Participant shall at all times have a nonforfeitable interest in his or her Investment Shares Account balance and his or her Cash Account balance.

                  (b) Matching Shares attributable to credits pursuant to Section B 5.1(a) in a Participant's Matching Shares Account with respect to a Plan Year, and additional Matching Shares attributable to dividend credits with respect to such Matching Shares pursuant to Section B 6.4(a)(i), shall become nonforfeitable as of the fifth anniversary of the crediting of the Matching Shares pursuant to Section B 5.1(a)(the "vesting period"), provided that:


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

                  (i) the Participant has remained in the continuous employ of the Company or a Selected Affiliate during the applicable vesting period; and

                  (ii) the Participant, during the applicable vesting period, does not receive a distribution of deemed Shares credited to his or her Investment Shares Account as the result of the investment by the Participant which relates to the crediting of the Matching Shares pursuant to Section B 5.1(a).

                  (c) Notwithstanding the provisions of Subsection (b) of this Section, the nonvested portion of a Participant's Account will become immediately nonforfeitable in the event of the Participant's death, Disability, or upon the occurrence of a Change in Control of the Company.

                  (d) Notwithstanding the provisions of Subsection (b) of this Section, the nonvested portion of a Participant's Account will become nonforfeitable in the event of the Participant's Retirement, provided that the Participant does not elect a distribution from the OSAP of the Shares attributable to the Investment Shares relating to the nonvested Matching Shares until the fifth anniversary of the applicable date of issuance.

                  (e) Any portion of an Account as to which the requirements of Subsection (b) of this Section have not been satisfied shall be forfeited, unless the Committee determines otherwise.

                  (f) For purposes of this Section, the continuous employment of a Participant with the Company or a Selected Affiliate shall not be deemed to have been interrupted, and the Participant will not be deemed to have ceased to be an employee of the Company or a Selected Affiliate, by reason of the transfer of his or her employment among the Company and its Selected Affiliates or of an approved leave or absence.

         B 6.7    SPECIAL RULE FOR VALUATION OF DEFERRED SHARE ACCOUNT.
Anything in the OSAP or the Plan to the contrary notwithstanding, in the event any Matching Shares are forfeited pursuant to Section B 6.6, or any restricted shares are forfeited under the restricted share agreement entered into pursuant to Section B 5.1(b), then the value of the Investment Shares in the Investment Shares Account to which such Matching Shares or restricted shares, as the case may be, are attributable shall be deemed to be the lesser of (a) the then Fair Market Value of such Investment Shares, or (b) the value of the investment used to acquire such Investment Shares plus interest at the Declared Rate as if the cash balance was credited with interest pursuant to Section 5.3 of the Plan. Such deemed value shall be distributed in cash.

                                  ARTICLE VII
                                  -----------
                                  DISTRIBUTIONS
                                  -------------

         B 7.1    DISTRIBUTION OF ACCOUNT.

                  (a) A Participant or, in the event of his or her death, his or her Beneficiary shall be entitled to distribution of all or a part of the balance of his or her Account, payable in Shares as provided in this Article, following his or her Settlement Date or Dates; provided, however, that his or her Cash Account shall be payable in cash; and provided, further, that any fractional share shall be paid in cash with the final distribution of a Participant's Account.

                  (b) The number of Shares distributable shall be equal to the number of Investment Shares and Matching Shares in the Participant's Account determined as of the Quarter Date coincident with or next following his or her Settlement Date or Dates.

         B 7.2    IN-SERVICE DISTRIBUTION.

                  (a) A Participant may irrevocably elect to receive an in-service distribution of the Investment Shares attributable to his or her investment, and related nonforfeitable Matching Shares, for any Plan Year on or commencing not earlier than the beginning of the sixth Plan Year following the Plan Year in which such investment was made. A Participant's election of an in-service distribution shall be made in the Participation Agreement filed for the Plan Year as provided in Article III. The Participant shall elect irrevocably to receive such Investment Shares and related Matching Shares as an in-service distribution of Stock under one of the forms provided in Section B 7.3.

                  (b) A Participant may irrevocably elect to receive an in-service distribution of cash equal to the amount of the dividend equivalent to be credited to his or her Investment Shares Account pursuant to Section B 6.4(a)(i) as of the payment date of a cash dividend on Shares. A Participant's election for a cash distribution shall be filed in writing with the Committee not later than during the second Plan Year preceding the date the dividend equivalent otherwise would be so credited to his or her Account.

         B 7.3    FORM OF DISTRIBUTION.

                  (a) As soon as practicable after the end of the Quarter Date in which a Participant's Settlement Date occurs, but in no event later than 30 days following the end of such Quarter Date, the Company shall distribute or cause to be distributed to the Participant a number of Shares and/or an amount of cash as determined under Section B 7.1, under one of the forms provided in this Section.

                  (b) Distribution of a Participant's Account with respect to any Plan Year shall be made in cash and in whole Shares plus cash equal in value to any fractional Share in one of the forms set forth in Section 6.5(a) of the Plan, without interest, but with dividends reinvested as provided in Section 5.5 of the Plan; subject, however, to Section 6.4(d) of the Plan.

                  (c) In the event of a Participant's death, the cash and the number of Shares of Stock in his or her Account shall be distributed to his or her Beneficiary in a single distribution as soon as practicable after the end of the Quarter Date in which the Participant's death occurs.

                  (d) The Participant's election of the form of distribution shall be made at the time his or her initial election to defer is made pursuant to Section B 4.1, or if later by written notice filed with the Committee at least one year prior to the Participant's voluntary termination of employment with, or Retirement from, the Company. Any such election may be changed by the Participant at any time and from time to time without the consent of any other person by filing a later signed written election with the Committee; provided that any election made less than one year prior to the Participant's voluntary termination of employment or Retirement shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election.

                  (e) The amount of cash and the number of Shares to be distributed in each installment shall be equal to the quotient obtained by dividing the amount of cash and the number of Investment Shares and nonforfeitable Matching Shares in the Participant's Account as of the date of such installment payment by the number of installment payments remaining to be made to such Participant at the time of calculation. Fractional Shares shall be rounded down to the nearest whole share, and such fractional amount shall be re-credited as a fractional Investment Share or Matching Share in the Participant's Account.

                  (f) If a Participant fails to make an election in a timely manner as provided in this Section, distribution shall be made in a single distribution as soon as practicable after the end of the Quarter Date in which a Participant's Settlement Date occurs.

         B 7.4    SPECIAL DISTRIBUTIONS. Notwithstanding any other provision of the OSAP except Section B 6.7 and subject to Section 6.9 of the Plan, a Participant may elect at any time to receive a distribution of part or all of the nonforfeitable portion of his or her Account in one or more distributions if (and only if) the amount of cash and the number of Investment Shares and nonforfeitable Matching Shares in the Participant's Account subject to such distribution is reduced by 6%. Any distribution made pursuant to such an election shall be made as soon as practicable following the date such election is submitted to the Committee. The remaining 6% of the portion of the electing Participant's Account subject to such distribution shall be forfeited. Forfeitable Matching Shares attributable to the portion of the electing Participant's Investment Shares subject to such distribution shall also be forfeited.

         B 7.5    FACILITY OF PAYMENT. Whenever and as often as any Participant or his or her Beneficiary entitled to payments under the OSAP shall be under a legal disability or, in the sole judgment of the Committee, shall otherwise be unable to apply such payments to his or her own best interests and advantage, the Committee in the exercise of its discretion may direct all or any portion of such payments to be made in any one or more of the following ways: (a) directly to him or her; (b) to his or her legal guardian or conservator; or (c) to his or her spouse or to any other person, to be expended for his or her benefit; and the decision of the Committee, shall in each case be final and binding upon all persons in interest.

         B 7.6    EMERGENCY BENEFIT. In the event that the Committee, upon
written petition of a Participant, determines, in its sole discretion, that the Participant has suffered an unforeseen financial emergency, the Company shall pay to the Participant, as soon as practicable following such determination, the Emergency Benefit in accordance with the standards set forth in Section B 6.3. Distributions pursuant to this Section may not be made in excess of the value of the Participant's nonforfeitable Account at the time of such distribution.

         B 7.7    PAYMENT OF SMALL ACCOUNTS. Notwithstanding any other
provision of the OSAP, if a Participant's Account is credited with 1,000 Shares or less on his or her Settlement Date, his or her Account shall be distributed to him or her in a single distribution as soon as practicable following his or her Settlement Date.